Accrued Expenses and Other Current Liabilities (Details) - Schedule of Accrued Expenses and Other Current Liabilities ¥ in Thousands, $ in Thousands	Mar. 31, 2023 CNY (¥)	Mar. 31, 2023 USD ($)	Sep. 30, 2022 CNY (¥)	Sep. 30, 2022 USD ($)	Sep. 30, 2021 CNY (¥)
Accrued Liabilities, Current [Abstract]
Tenant deposits	¥ 21,432		¥ 5,184		¥ 102,355
Other tax payable	75,600		63,619		91,970
Interest payable	2,120		1,680		106,439
Accrued payroll and welfare	1,538		3,999		4,471
Others	3,180		7,167		16,727
Total	¥ 103,870	$ 15,126	¥ 81,649	$ 11,480	¥ 1,049,361